UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2013

KELLY SERVICES, INC.
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(Exact name of Registrant as specified in its charter)

DELAWARE                                                    0-1088                                                   38-1510762
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(State or other                                             (Commission                                         (IRS Employer
jurisdiction of                                              File Number)                                           Identification
incorporation)                                                                                                                      Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084
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(Address of principal executive offices)
(Zip Code)

 (248) 362-4444
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

Kelly Services, Inc. (the “Company”) today released financial information containing highlighted financial data for the three months and year ended December 30, 2012.  A copy of the press release is attached as exhibit 99.1 herein.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

      99.1                      Press Release dated January 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: January 31, 2013

/s/ Patricia Little
Patricia Little

Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

Date: January 31, 2013

/s/ Michael E. Debs
Michael E. Debs

Senior Vice President and
Chief Accounting Officer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.                                   Description

    99.1                       Press release dated January 31, 2013

4